WESTOWER CORPORATION

                                RESCISSION OFFER

         Westower Corporation (the "Company") issued a number of shares of Common Stock upon the exercise of its Series A Redeemable Common Stock Purchase Warrants (the "Warrants") at a time when it did not deliver to the Warrant holders a current Prospectus as required by the Securities Act of 1933, as amended, (the "Securities Act"). Accordingly, the Company hereby offers to rescind (the "Rescission Offer") the purchase of all Common Stock upon the exercise of its Warrants without the delivery of a current Prospectus. If you purchased Common Stock of the Company upon the exercise of your Warrants, you are entitled to the return of your purchase price upon the return of the shares you purchased. If you wish to retain the Common Stock you purchased upon the exercise of your Warrants, you may do so by executing and returning this Rescission Offer. If you indicate hereon that you do not accept the Rescission Offer, the Company will accept your prior purchase and retain the proceeds from the exercise of your Warrants.

         A copy of the Company's current Prospectus accompanies this Rescission Offer. Please review it carefully and indicate your preference in the appropriate space provided below and return this Rescission Offer to the Warrant Agent in the envelope provided. If you did not purchase the Company's Common Stock upon the exercise of your Warrants, you may do so now by completing the ELECTION TO PURCHASE on the reverse of the Warrant Certificate and returning it with a check for the purchase price of $9.00 per share.

The undersigned holder of the Company's Warrants who purchased Common Stock of the Company upon the exercise of his Warrants before receiving a current Prospectus
         (    )   accepts
         (    )   does not accept

the Company's Rescission Offer. The undersigned understands that the Company is making the Rescission Offer to comply with the Securities Act in the sale of Common Stock to Warrant holders upon the exercise of their Warrants pursuant to the accompanying Prospectus.

  Name and address of Warrant holder:

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  Print Name                                                    Signature
  Address

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City, State, Zip Code